UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 28, 2017

Syntel, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Michigan	000-22903	38-2312018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 E. Big Beaver Road, Suite 300, Troy, Michigan	48083
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 619-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(f) On April 28, 2017 Syntel, Inc. (“Syntel”) filed its proxy statement pursuant to Section 14(a) of the Securities Exchange Act of 1934 solicting proxies for Syntel’s June 7, 2017 annual meeting of shareholders (the Proxy Statement”). As of that filing, Syntel was unable to calculate the 2016 non-equity incentive plan compensation for Co-Chairman Prashant Ranade to be included in the summary compensation table of the Proxy Statment under Item 402(c) of Regulation S-K as the final amount had not been determined and approved by the Compensation Committee of Syntel’s Board of Directors. The 2016 non-equity incentive plan compensation or STIP award for Co-Chairman Prashant Ranade in the amount of $48,790 was approved by the Compensation Committee on September 28, 2017, bringing Mr. Ranade’s total compensation for 2016 to $4,599,034, as calculated pursuant to Item 402 of Regulation S-K.

Pursuant to Item 5.02(f) of Form 8-K, the amount to be reported in the Summary Compensation Table beginning on page 17 of the Proxy Statement in the “Non-Equity Incentive Plan Compensation” column is updated to include Mr. Ranade’s 2016 STIP award of $48,790. As revised to include the 2016 STIP award, the entry for Mr. Ranade in the Summary Compensation Table is:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)		Total ($)
Prashant Ranade Co-Chairman (3)	2016	473,340	36,819	4,030,000	48,790	10,085	(4)	4,599,034
	2015	399,066	31,562	281,220	357,739	10,247		1,079,834
	2014	832,702	35,307	4,150,000	429,047	91,726		5,538,782

(1)	These amounts represent the aggregate grant date fair value of awards granted during the year, computed in accordance with Accounting Standards Codification 718, Compensation-Stock Compensation (“ASC 718”). The assumptions used in this valuation are disclosed in Note 12 to Syntel’s audited financial statements for the fiscal year ended December 31, 2016, included in Syntel’s Annual Report on Form 10-K filed with the Securities and Exchange Commission. These amounts reflect Syntel’s accounting expense for these awards and do not necessarily correspond to the actual value that will be realized by the named executive officers. These stock awards were made under the LTIP.
(2)	The 2016 amount represents a STIP award for 2016 performance.
(3)	Other than the calculation of stock awards and option awards, the amounts given for Mr. Ranade were converted from Indian rupees. Indian rupees were converted to U.S. dollars by using the quarterly income statement rate used for GAAP reporting for the applicable month.
(4)	Represents perquisites of $10,085 that consist of the cost of providing a car and driver of $8,258, club membership fees of $210, a contribution to the Provident Fund on his behalf of $321, and $1,296 in premiums for medical, accidental death, and life insurance coverage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Syntel, Inc.
(Registrant)

Date: September 29, 2017	By	/s/ Daniel M. Moore
Daniel M. Moore, Chief Administrative Officer

3